UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2010

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(859) 572-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 24, 2010, the Board of Directors (the “Board”) of General Cable Corporation, a Delaware corporation (the “Company”), approved an amendment to the Company’s amended and restated by-laws, as amended (“Restated Bylaws”). The Restated Bylaws were effective upon approval and adoption by the Board and are attached as Exhibit 3.1 to this Current Report on Form 8-K.

The Restated Bylaws amend Section 5(a) to change the vote standard for the election of directors from plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that director nominee.  In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.  The amended Section 5(a) also provides that if, for any reason the Board of Directors is not elected at an annual meeting, the Board of Directors may be elected thereafter at a special meeting of the stockholders held for that purpose.

The Restated Bylaws also amend Section 7(b)(i) by adding subsection (H) which requires that the written notice of a stockholder nomination must contain a statement as to whether the nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board of Directors, in accordance with the Company’s Corporate Governance Principles and Guidelines.

The foregoing summary of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Bylaws filed as an exhibit to this Form 8-K.

Item 7.01                      Regulation FD Disclosure

On February 26, 2010, the Company issued the press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and that is incorporated by reference into this Item, announcing that its Board of Directors has taken certain actions to enhance the Company’s corporate governance practices.

Item 9.01                      Financial Statements and Exhibits

(d)           The following have been filed as exhibits to this Form 8-K:

Exhibit Number	Description	Method of Filing

3.1	Amended and Restated By-laws, as amended	Filed herewith

99.1	Press Release dated February 26, 2010	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          GENERAL CABLE CORPORATION

Date:	February 26, 2010	By:	/s/ Robert J. Siverd
		Name:	Robert J. Siverd
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing

3.1	Amended and Restated By-laws, as amended	Filed herewith

99.1	Press Release dated February 26, 2010	Furnished herewith